SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  DECEMBER 15, 1999


                        PHARMACEUTICAL FORMULATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                         0-11274                  22-2367644
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


                 460 PLAINFIELD AVENUE, EDISON, NEW JERSEY 08818
          (Address of Principal Executive Offices, including Zip Code)


        Registrant's telephone number, including area code: 732-985-7100


                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS

          The Company did not make the December 15, 1999 interest payments due under its 8% Convertible Subordinated Debentures Due 2002. It is the Company's intention to make such payments within the 30 day period allowed before such nonpayment would become an event of default under the debenture indenture.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHARMACEUTICAL FORMULATIONS, INC.


                                   By: /s/ Clifford H. Straub, Jr.
                                      ------------------------------------
                                      Name:  Clifford H. Straub, Jr.
                                      Title: Senior Vice President-Chief
                                             Administrative Officer; Chief
                                             Financial Officer


Dated:  December 23, 1999